UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) Of
The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported)
 February 13, 2019

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE, SAN JOSE, CA		95002
(Address of principal executive offices)		(Zip code)

(Registrant’s telephone number, including area code): (650) 687-5817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Effective at the beginning of the first quarter of fiscal 2019, Hewlett Packard Enterprise Company (“HPE”) implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in:
The transfer of the data center networking ("DC Networking") business, which was previously reported within the Hybrid IT Product business unit in the Hybrid IT segment, to the HPE Aruba Product and HPE Aruba Services business units within the Intelligent Edge segment.
The transfer of the edge compute business, which was previously reported within the HPE Aruba Product business unit in the Intelligent Edge segment, to the Hybrid IT Product business unit within the Hybrid IT segment.
The transfer of the Communications and Media Solutions ("CMS") business, which was previously reported within the HPE Pointnext business unit in the Hybrid IT segment, to the Corporate Investments segment.
To provide improved visibility and comparability, HPE has reflected these changes to its segment information retrospectively to the earliest date presented which has primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
Additionally, effective at the beginning of the first quarter of fiscal 2019, in connection with the adoption of the accounting standards update for retirement benefits (Topic 715), the Company reclassified its non-service net periodic benefit credit from operating expense to other income and expense in its Consolidated Statements of Earnings. The Company reflected these changes retrospectively, by transferring the non-service net periodic benefit credit, a portion of which was previously allocated to the segments, and the remainder of which was reported as unallocated operating expense, to Non-service net periodic benefit credit as other income and expense.
These changes had no impact on Hewlett Packard Enterprise’s previously reported consolidated net revenue, GAAP net earnings or GAAP net earnings per share. As a result of these changes, HPE has released revised quarterly and full year segment results and revised business unit revenue, and revised quarterly and full year non-GAAP net earnings and non-GAAP net earnings per share for fiscals 2018 and 2017, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1
Hewlett Packard Enterprise Company’s revised segment financial results, statements of business unit revenue and revised non-GAAP net earnings and non-GAAP net earnings per share for fiscals 2018 and 2017 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: February 13, 2019	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	General Counsel and Assistant Secretary